Form 8-K Dated February 17, 1998
Purus, Inc.
File no. 0-22408
Exhibit No. 5

Series A Preferred Warrant                       550,000 Shares

                        CASA SOLAZ, INC.
                     (a Nevada corporation)

                   WARRANT FOR THE PURCHASE OF
Series A Convertible Preferred Stock, $0.001 Par Value Per Share

                    THIS WARRANT WILL BE VOID
            AFTER 12:00 MIDNIGHT ON DECEMBER 31, 1998

      This certifies that, for value received, PURUS, INC., a Delaware corporation, or registered assigns ("holder"), is entitled, at any time prior to 12:00 midnight Pacific Time on December 31, 1998 (the "Expiration Date"), to purchase from CASA SOLAZ, INC., a Nevada corporation, hereinafter referred to as the "Company," the number of shares shown above (the "Warrant Shares") of Series A Convertible Preferred Stock, par value $0.001, of the Company (the "Preferred Stock") by surrendering this warrant with the purchase form attached hereto, duly executed, at the principal office of the Company in Morgan Hill, California, and by paying in full and in lawful money of the United States of America by cash or cashiers' check, the purchase price of the Warrant Shares as to which this warrant is exercised, on all the terms and conditions hereinafter set forth.

      1. The purchase price at which the Warrant Shares are purchasable (hereinafter referred to as the "Warrant Price") is $4.00 per share, subject to adjustment as provided below.

      2. On the exercise of all or any portion of this warrant in the manner provided above, the person exercising the same shall be deemed to have become a holder of record of Preferred Stock (or of the other securities or properties to which he or it is entitled on such exercise) for all purposes, and certificates for the securities so purchased shall be delivered to the purchaser within a reasonable time, but in no event longer than five business days after the warrant shall have been exercised as set forth above. If this warrant shall be exercised in respect to only a part of the Warrant Shares covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Warrant Shares with respect to which this warrant shall not have been exercised.

      3. This warrant is exchangeable, on the surrender hereof by the holder at the office of the Company, for new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

      4. The Company covenants and agrees that the Warrant Shares which may be issued on the exercise of the rights represented by this warrant will, on issuance, be fully paid and nonassessable, and free from all taxes, liens, pre-emptive rights, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of Preferred Stock to provide for the exercise of the rights represented by this warrant.

      5. The Warrant Price and number of Warrant Shares purchasable pursuant to this warrant may be subject to adjustment from time to time as follows:

      (a) If the Company shall take a record of the holders of its Preferred Stock for the purpose of entitling them to receive a dividend in shares, the number of Warrant Shares purchasable hereunder immediately prior to such record date shall be proportionately increased and the Warrant Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

      (b) If the Company shall subdivide the outstanding shares of Preferred Stock into a greater number of shares, combine the outstanding shares of Preferred Stock into a smaller number of shares,  or  issue  by  reclassification any  of  its  shares  of
Preferred Stock, the number of Warrant Shares purchasable hereunder immediately prior thereto and the Warrant Price in effect immediately prior thereto shall be adjusted so that the holder of the warrant thereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the holder would have been entitled had such warrant been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

      (c) If any capital reorganization or reclassification of the Company's Preferred Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Preferred Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the holder of this warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding shares of the Company's Preferred Stock as would have been received on exercise of this warrant immediately before such reorganization, reclassification, consolidation, merger, or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this warrant. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets as a result of which a number of shares of stock of the surviving or purchasing corporation greater or less than the number of shares of Preferred Stock of the Company outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of Preferred Stock of the Company, then the number of Warrant Shares and Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as through there was a subdivision or combination of the outstanding shares of Preferred Stock of the Company. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire on exercise of this warrant.

      (d) No fraction of a share shall be issued on exercise, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of any such fractional share at the time of exercise.

      (e) Neither the purchase nor other acquisition by the Company of any shares of Preferred Stock nor the sale or other disposition by the Company of any shares of Preferred Stock shall affect any adjustment of the Warrant Price or be taken into account in computing any subsequent adjustment of the Warrant Price.

      6. This warrant and the shares issuable on exercise of this warrant are restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, and all certificates therefor shall contain a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Securities Act"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER EXEMPTION OR SAFE HARBOR UNDER THE SECURITIES ACT.

      7. Subject to the restrictions set forth in paragraph 6 above, this warrant is transferable at the offices of the Company. On such transfer, every holder hereof agrees that the Company may deem and treat the registered holder of this warrant as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      8. As used herein, the term "Preferred Stock" shall mean and include the Company's Series A Convertible Preferred Stock authorized on the date of the original issue of this warrant, and shall also include, in the case of any reorganization, reclassification, consolidation, merger, or sale of assets of the character referred to in paragraph 5(c) hereof, the stocks, securities, or assets provided for in such paragraph.

     9. This agreement shall be construed under and be governed by the laws of the state of Nevada, except for those laws pertaining to choice of law matters.

      10. Any notices required or permitted hereunder shall be sufficiently given if delivered by hand or sent by registered or certified mail, postage prepaid, addressed as follows:

          If to holder, to:        PURUS, INC.
                                   605 Tennant Avenue, Suite B
                                   Morgan Hill, CA  95037-5529

          If to the Company, to:   CASA SOLAZ, INC.
                                   17246 Quail Court
                                   Morgan Hill, CA  95037

or such other address as shall be furnished in writing by any party to the other, and any such notice or communication shall be deemed to have been given as of the date so delivered or three days after being so deposited in the mails.

     DATED this 17th day of February, 1998.

                                   CASA SOLAZ, INC.

                                   By /s/ Donald  Winstead, President

                        Form of Purchase

          (to be signed only upon exercise of warrant)

TO:  CASA SOLAZ, INC.

      The undersigned, the owner of the attached warrant, hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, _______________________________________________ shares of
Preferred Stock of Casa Solaz, Inc., and herewith makes payment of $_________________________ therefor, and requests that the certificate(s) for such shares be delivered to ____________________________________________________________, at
_________________________________________________________________
__________, and if such shall not be all of the shares purchasable hereunder, that a new warrant of like tenor for the balance of the shares purchasable under the attached warrant be delivered to the undersigned.

      DATED  this  ______ day of _______________________________,
______________.


                                   ____________________________________
                                   Signature

                          Transfer Form

FOR VALUE RECEIVED,
______________________________________________________,

hereby sell, assign, and transfer
unto________________________________________________

_________________________________________________________________

_______________________________ warrants  to  purchase  Preferred
Stock  of  Casa Solaz, Inc., represented by the attached warrant, and do hereby irrevocably constitute and appoint
_________________________________________________________________

to transfer the said warrants on the books of Casa Solaz, Inc., with full power of substitution in the premises.

      DATED  this  ______ day of _______________________________,
______________.


                                   ____________________________________
                                   Signature

In presence of: